-----------------------------------
                                           |            OMB APPROVAL           |
                                           |-----------------------------------|
                                           | OMB No.                 3235-0059 |
                                           | Expires:        February 28, 2006 |
                                           | Estimated average burden          |
                                           | hours per response ........ 12.75 |
                                            -----------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           THOMPSON PLUMB FUNDS, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
         --------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

               -----------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               -----------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

          3)   Filing Party:

               -----------------------------------------------------------------

          4)   Date Filed:

               -----------------------------------------------------------------

                     [THOMPSON PLUMB FUNDS, INC. LETTERHEAD]


                                                          November 26, 2003



Dear Thompson Plumb Fund Shareholder:

We are enclosing proxy materials to ask for your vote on proposals relating to new investment advisory agreements for each mutual fund series of Thompson Plumb Funds, Inc. The proposals will be presented at a Special Meeting of Shareholders on January 16, 2004, at 11:00 a.m. Central Standard Time, at the offices of the Funds, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717. THE BOARD OF DIRECTORS BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUNDS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

New investment advisory agreements for the Funds are necessary because of the upcoming separation of Thompson, Plumb & Associates ("TPA"), the adviser to the Funds, into two firms. The separation is expected to occur in late December, and will cause the current advisory agreement with TPA to terminate automatically. Pursuant to the separation, John W. Thompson will relinquish his 50% ownership interest in TPA and own a new advisory firm named Thompson Investment Management, LLC ("TIM"). It is proposed that, TPA, under the sole ownership of Thomas G. Plumb, would continue to serve as investment adviser to the Select, Blue Chip and Balanced Funds, and that TIM would serve as investment adviser to the Growth and Bond Funds. Shareholders of each of the Growth and Bond Funds will be asked to approve a new advisory agreement with TIM, and the shareholders of each of the Select, Blue Chip and Balanced* Funds will be asked to approve a new advisory agreement with TPA. The portfolio managers of the Funds will not change as the result of the separation, and the fees payable by the Funds under the proposed advisory agreements are the same as those paid under the current agreement.

Each of these proposals is more fully discussed in the Proxy Statement. We urge you to read carefully the enclosed materials before deciding how to vote.

YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO VOTE YOUR SHARES. For your convenience you may vote by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. A postage pre-paid envelope is enclosed for your convenience. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option. Please read the enclosed Proxy Statement and proxy card for more detailed instructions.

Thank you for your continued confidence in our family of funds.

Very truly yours,

THOMPSON PLUMB FUNDS, INC.



John W. Thompson, CFA                                 Thomas G. Plumb, CFA
CHAIRMAN & SECRETARY                                  PRESIDENT & TREASURER


* Shareholders of the Balanced Fund should note that they are being asked, by means of a separate prospectus/ proxy statement, to vote on a proposed reorganization under which the Balanced Fund would transfer all of its assets and liabilities to the Dreyfus Premier Balanced Opportunity Fund, a newly created fund to be managed by The Dreyfus Corporation. As a result of that reorganization, Balanced Fund shareholders would become shareholders of the Dreyfus Premier Balanced Opportunity Fund. Approval by the Balanced Fund shareholders of a new advisory agreement with TPA is needed only if the reorganization is not approved by the Balanced Fund shareholders or otherwise completed.

                           THOMPSON PLUMB FUNDS, INC.
                              QUESTIONS AND ANSWERS
       REGARDING PROPOSALS TO BE CONSIDERED AT SPECIAL SHAREHOLDER MEETING

WHAT ARE THE PROPOSALS?

         Shareholders of each of the Funds are being asked to approve a new investment advisory agreement for their Fund at a special meeting of shareholders to be held on Friday, January 16, 2004, at 11:00 a.m., Central Standard Time, at the offices of Thompson Plumb Funds, Inc., located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717 ("Special Meeting"). Proposals 1, 2 and 3 solicit approval by the shareholders of the Select, Blue Chip and Balanced Funds, respectively, of a new advisory agreement ("New TPA Advisory Agreement") with Thompson, Plumb & Associates, Inc. ("TPA"), pursuant to which TPA would be the investment adviser to those Funds. Proposals 4 and 5 solicit approval by the shareholders of the Growth and Bond Funds of a new advisory agreement ("New TIM Advisory Agreement") with Thompson Investment Management, LLC ("TIM"), pursuant to which TIM would be the investment adviser to those Funds.

WHY AM I BEING ASKED TO APPROVE A NEW ADVISORY AGREEMENT?

         Under the current Advisory Agreement between the Company and TPA, dated February 7, 1992, as amended ("Current Agreement"), TPA acts as investment adviser to all of the Funds. In October 2003, Thomas G. Plumb and John W. Thompson (each of whom owns 50% of TPA's common stock) informed the Board that they had agreed in principle to the separation of TPA into the following two firms: (1) a continuation of TPA, to be owned by Thomas G. Plumb, which would continue to serve as investment adviser to the Select, Blue Chip and Balanced Funds; and (2) TIM, a newly formed investment advisory firm to be owned by John
W. Thompson, which would serve as investment adviser to the Growth and Bond Funds (the "TPA Separation"). The TPA Separation is expected to occur on December 31, 2003. The Current Agreement, like all investment advisory contracts, provides for its automatic termination in the event of an "assignment" as defined in the Investment Company Act of 1940. An assignment includes a transaction involving a change in control of the advisory firm. Because the TPA Separation constitutes a change in control of TPA, the Current Agreement will terminate as a result of the TPA Separation. Therefore, new advisory agreements will be required for each of the Funds.

WHAT ARE THE DIFFERENCES BETWEEN THE CURRENT AGREEMENT AND NEW TPA ADVISORY AGREEMENT FOR THE SELECT, BLUE CHIP AND BALANCED FUNDS?

         The New TPA Advisory Agreement is substantially similar to the Current Agreement. TPA will, as investment adviser, manage the investment operations of the Select, Blue Chip and Balanced Funds under the New TPA Advisory Agreement, as it does for those Funds under the Current Agreement. The fees paid by such Funds to TPA will remain the same under the New TPA Advisory Agreement as under the Current Agreement. However, unlike the Current Agreement, the New TPA Advisory Agreement does not require TPA to provide administrative services to the Funds. If the shareholders of a Fund approve the New TPA Advisory Agreement, the administrative and accounting services for all the Funds will be provided by TIM under a separate administrative and accounting services agreement that has been approved by the Company's Board of Directors. The aggregate fees to be paid by the Select, Blue Chip and Balanced Funds for advisory, administrative and accounting services will be the same as the aggregate fees currently paid by those Funds for such services.

WHAT ARE THE DIFFERENCES BETWEEN THE CURRENT AGREEMENT AND NEW TIM ADVISORY AGREEMENT FOR THE GROWTH AND BOND FUNDS?

         The New TIM Advisory Agreement is substantially similar to the Current Agreement, although TIM rather than TPA will serve as the investment adviser to the Growth and Bond Funds under the New TIM Advisory Agreement. The fees paid by each Fund to TIM will remain the same under the New TIM Advisory Agreement as paid by each Fund to TPA under the Current Agreement. However, unlike the Current Agreement, the New TIM Advisory Agreement does not require TIM to provide administrative services to the

Funds. If the shareholders of a Fund approve the New TIM Advisory Agreement, the administrative and accounting services for all the Funds would be provided by TIM under a separate administrative and accounting services agreement that has been approved by the Company's Board of Directors. The aggregate fees to be paid by the Growth and Bond Funds for advisory, administrative and accounting services will be the same as the aggregate fees currently paid by those Funds for such services.

WILL THE PORTFOLIO MANAGERS OF ANY OF THE FUNDS CHANGE IF THE NEW ADVISORY AGREEMENTS ARE APPROVED?

         The portfolio manager(s) of each of the Funds will remain the same following the effective date of the New TPA Advisory Agreement and the New TIM Advisory Agreement.

WHAT IS THOMPSON, PLUMB AND ASSOCIATES, INC.?

         TPA is the current investment adviser to all of the Funds pursuant to the Current Agreement. Subject to shareholder approval of the New TPA Advisory Agreement, TPA will continue to serve as investment adviser to the Select, Blue Chip and Balanced Funds. Thomas G. Plumb and John W. Thompson each currently own 50% of the common stock of TPA. After the TPA Separation, Mr. Plumb will own all of the common stock of TPA and be its President, and Clint Oppermann, David Duchow and Tim O'Brien will be its Vice Presidents. Mr. Oppermann will continue to serve as portfolio manager of the Select Fund, Messrs. Duchow and O'Brien will continue to serve as co-portfolio mangers of the Blue Chip Fund, and Mr. Plumb will continue to serve as primary portfolio manager of the Balanced Fund, with Messrs. Duchow and O'Brien serving as associate portfolio managers.

WHAT IS THOMPSON INVESTMENT MANAGEMENT, LLC?

         Following the TPA Separation, John W. Thompson will own all of the outstanding interests of a new investment advisory firm, TIM, which will be registered with the Securities and Exchange Commission. Mr. Thompson will be the President of TIM and his son, John C. Thompson, will be its Vice President. John
W. Thompson and John C. Thompson will continue as co-portfolio managers of the Growth Fund and John W. Thompson will continue as portfolio manager of the Bond Fund. Subject to shareholder approval of the New TIM Advisory Agreement, TIM will serve as investment adviser to the Growth and Bond Funds.

WHEN WILL THE NEW ADVISORY AGREEMENTS BECOME EFFECTIVE?

         If approved by the shareholders of any Fund, the New TPA Advisory Agreement or the New TIM Advisory Agreement, as the case may be, will become effective with respect to that Fund immediately following such approval on January 16, 2004.

WHAT ARE THE INTERIM ADVISORY AGREEMENTS AND WHY ARE THEY NECESSARY?

         Because the TPA Separation and termination of the Current Agreement will occur before shareholders can approve new investment advisory agreements at the Special Meeting, the Board has approved interim advisory agreements for the Funds so that the advisory services currently provided to the Funds would not be interrupted. Rule 15a-4 under the Investment Company Act of 1940 permits each Fund to be advised following termination of an investment advisory agreement pursuant to an interim agreement until such time the shareholders of the Fund can approve a new investment advisory agreement or for a period of up to 150 days, whichever is earlier. Under the interim agreements (which are nearly identical to the Current Agreement), TPA will provide advisory and administrative services to the Select, Blue Chip and Balanced Funds, and TIM will provide advisory and administrative services to the Growth and Bond Funds. The interim agreements will be effective from the date of the TPA Separation on December 31, 2003 until January 16, 2004, assuming shareholder approval of new investment advisory agreements.

HOW DO I VOTE?

         You may vote by completing and signing the proxy card and returning it in the enclosed postage pre-paid envelope or by voting in person at the Special Meeting. Even if you intend to attend the Special Meeting and vote your shares in person, you are urged to complete and return the enclosed proxy card. Sending in your proxy card will not prevent you from voting your stock at the Special Meeting if you desire to do so, as your vote by proxy is revocable at your option.

--------------------------------------------------------------------------------
NOTE TO BALANCED FUND SHAREHOLDERS:

         The Balanced Fund shareholders will be receiving separate proxy materials relating to a proposed reorganization ("Reorganization") of the Balanced Fund. Under the Reorganization, the Balanced Fund will transfer all of its assets and liabilities to the Dreyfus Premier Balanced Opportunity Fund, a newly created fund to be managed by The Dreyfus Corporation. In the Reorganization, Balanced Fund shareholders will become shareholders of the Dreyfus Premier Balanced Opportunity Fund. If the Balanced Fund shareholders approve the Reorganization, their approval of the New TPA Advisory Agreement will be unnecessary because that agreement will not take effect with respect to the Balanced Fund. However, if the Balanced Fund shareholders do not approve the Reorganization, or if the Reorganization is not otherwise completed, they will need to approve the New TPA Advisory Agreement in order to enable TPA to continue serving as investment adviser to the Balanced Fund. Therefore, Balanced Fund shareholders are urged to complete, sign and return the separate proxy cards, voting "FOR" both the Reorganization and the New TPA Advisory Agreement.
--------------------------------------------------------------------------------

                           THOMPSON PLUMB FUNDS, INC.

                                   SELECT FUND
                                 BLUE CHIP FUND
                                  BALANCED FUND
                                   GROWTH FUND
                                    BOND FUND

                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (800) 999-0887
                              www.thompsonplumb.com

     ----------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               ON JANUARY 16, 2004

     ----------------------------------------------------------------------

TO THE SHAREHOLDERS OF EACH MUTUAL FUND SERIES OF THOMPSON PLUMB FUNDS, INC.:

         A Special Meeting of Shareholders (the "Special Meeting") of Thompson Plumb Funds, Inc. (the "Company") will be held on Friday, January 16, 2004, at 11:00 a.m., Central Standard Time, at the offices of the Funds, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, for the following purposes:

         1. to approve a new investment advisory agreement with Thompson, Plumb & Associates ("TPA") for the Select Fund (Select Fund shareholders only);

         2. to approve a new investment advisory agreement with TPA for the Blue Chip Fund (Blue Chip Fund shareholders only);

         3. to approve a new investment advisory agreement with TPA for the Balanced Fund (Balanced Fund shareholders only);

         4. to approve a new investment advisory agreement with Thompson Investment Management, LLC ("TIM") for Growth Fund (Growth Fund shareholders only);

         5. to approve a new investment advisory agreement with TIM for the Bond Fund (Bond Fund shareholders only); and

         6. to transact such other business as properly may come before the meeting or an adjournment thereof.

         The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting. The Board of Directors has fixed the close of business on November 14, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.

                                              By Order of the Board of Directors



Madison, Wisconsin                            JOHN W. THOMPSON, CFA
November 26, 2003                             CHAIRMAN & SECRETARY

                           THOMPSON PLUMB FUNDS, INC.

                                   SELECT FUND
                                 BLUE CHIP FUND
                                  BALANCED FUND
                                   GROWTH FUND
                                    BOND FUND

                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (800) 999-0887
                              www.thompsonplumb.com

     ----------------------------------------------------------------------

                                 PROXY STATEMENT

     ----------------------------------------------------------------------

                                  SOLICITATION

         This Proxy Statement is being furnished by the Board of Directors (the "Board") of Thompson Plumb Funds, Inc., a Wisconsin corporation (the "Company"), to the shareholders of each mutual fund series of the Company (each a "Fund," and collectively, the "Funds") in connection with the solicitation of proxies for use at a special meeting of shareholders (the "Special Meeting") to be held on Friday, January 16, 2004, at 11:00 a.m., Central Standard Time, at the offices of the Funds, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, or any adjournment thereof. The Board is soliciting your proxy with respect to the proposals described in this Proxy Statement, which will be considered at the Special Meeting. The Board encourages you to read this Proxy Statement carefully and mark and return the enclosed proxy.

         The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the mailing of this Proxy Statement and the accompanying proxy card. Officers and employees of the Company, Thompson, Plumb & Associates, Inc. ("TPA"), the current investment adviser to the Funds and proposed adviser to the Select, Blue Chip and Balanced Funds, and Thompson Investment Management, LLC ("TIM"), the proposed adviser to the Growth and Bond Funds, may also solicit shareholder proxies in person, by telephone, by facsimile, or via the Internet.

         The Funds will not be responsible for any of the costs and expenses associated with this proxy solicitation, which are estimated to be $75,000. All such costs and expenses will be borne equally by TPA and TIM.

         This Proxy Statement and the accompanying materials are being mailed to shareholders on or about November 26, 2003.

                              SUMMARY OF PROPOSALS

         This Proxy Statement explains each of the proposals (the "Proposals") that will be considered at the Special Meeting. The Proposals are briefly described below and more thoroughly discussed under the section "Proposals" herein. All of the Proposals relate to new investment advisory agreements for the Funds, which are required because of the upcoming separation of TPA into the following two firms: (1) a continuation of TPA, to be owned by Thomas G. Plumb, which would continue to serve as investment adviser to the Select Fund, Blue Chip Fund, and Balanced Fund; and (2) TIM, a newly formed investment advisory firm owned by John W. Thompson, which would serve as investment adviser to the Growth and Bond Funds (the "TPA Separation"). The TPA Separation is expected to occur on December 31, 2003.

         The current Advisory Agreement between the Company and TPA, dated February 7, 1992, as amended ("Current Agreement"), under which TPA acts as investment adviser to all of the Funds, will terminate by its terms upon the TPA Separation. Therefore, new advisory agreements will be required for the Funds. Because the TPA Separation and termination of the Current Agreement will occur before shareholders can approve new advisory agreements at the Special Meeting, the Board has approved interim advisory agreements for the Funds so that the advisory services currently provided to the Funds will not be interrupted. The interim advisory agreements for the Funds will become effective upon the TPA Separation and continue until the shareholders of the Funds approve new investment advisory agreements or May 29, 2004, whichever is sooner to occur. Pursuant to an interim advisory agreement between TPA and the Company ("Interim TPA Advisory Agreement"), TPA will provide advisory and administrative services to the Select, Blue Chip and Balanced Funds, and pursuant to an interim advisory agreement between TIM and the Company ("Interim TIM Advisory Agreement"), TIM will provide advisory and administrative services to the Growth and Bond Funds. The terms of each of the Interim TIM Advisory Agreement are nearly identical to the Current Agreement except for the fact that TIM rather than TPA will provide services to the Growth and Bond Funds and for the duration and termination provisions and the escrowing of fees.

         In order for the Funds to continue to receive investment advisory services, shareholders of the Funds must approve new investment advisory agreements. Therefore, the Board, including those directors who are not interested persons of the Company, unanimously recommends that you vote "FOR" each of the Proposals that apply to you.

SELECT, BLUE CHIP AND BALANCED FUNDS

PROPOSAL 1 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE SELECT FUND PROPOSAL 2 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE BLUE CHIP FUND PROPOSAL 3 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE BALANCED FUND

         Shareholders of each of the Select, Blue Chip and Balanced Funds will be asked to approve a new investment advisory agreement between the Company and TPA attached hereto as Exhibit A (the "New TPA Advisory Agreement"), under which TPA would act as investment adviser to those Funds.

         The New TPA Advisory Agreement is substantially similar to the Current Agreement. TPA will, as investment adviser, manage the investment operations of the Select, Blue Chip and Balanced Funds under the New TPA Advisory Agreement, as it does for such Funds under the Current Agreement. The current portfolio manager(s) of each of the Select, Blue Chip and Balanced Funds will remain as such following the effective date of the New TPA Advisory Agreement. The fees paid by such Funds to TPA will remain the same under the New TPA Advisory Agreement as under the Current Agreement.

         However, unlike the Current Agreement, the New TPA Advisory Agreement does not require TPA to provide administrative services to the Funds. If the shareholders of a Fund approve the New TPA Advisory Agreement, the administrative and accounting services for all the Funds will be provided by TIM under a separate administrative and accounting services agreement that has been approved by the Company's Board of Directors. The aggregate fees to be paid by the Select, Blue Chip and Balanced Funds for advisory, administrative and accounting services will be the same as the aggregate fees currently paid by those Funds for such services.

         If approved by shareholders of each of the Select, Blue Chip and Balanced Funds, the New TPA Advisory Agreement will become effective for such Fund upon such approval.

         NOTE TO BALANCED FUND SHAREHOLDERS. Shareholders of the Balanced Fund will be receiving separate proxy materials relating to the reorganization of the Balanced Fund into the Dreyfus Premier Balanced Opportunity Fund, a newly created mutual fund to be managed by The Dreyfus Corporation. If the Balanced Fund shareholders approve the reorganization, their approval of the New TPA Advisory Agreement will be unnecessary. Approval of the New TPA Advisory Agreement by the Balanced Fund shareholders is only being sought in the event such shareholders do not approve the reorganization.

GROWTH AND BOND FUNDS

PROPOSAL 4 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE GROWTH FUND PROPOSAL 5 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE BOND FUND

         Shareholders of each of the Growth and Bond Funds will be asked to approve a new investment advisory agreement between the Company and TIM attached hereto as Exhibit B (the "New TIM Advisory Agreement"), under which TIM would act as investment adviser to those Funds.

         The New TIM Advisory Agreement is substantially similar to the Current Agreement. Although TIM rather than TPA will serve as the investment adviser to the Growth and Bond Funds under the New TIM Advisory Agreement, the current portfolio manager(s) of each Fund will remain as such following the effective date of the New TIM Advisory Agreement and the fees paid by each Fund to TIM will remain the same under the New TIM Advisory Agreement as under the Current Agreement.

         However, unlike the Current Agreement, the New TIM Advisory Agreement does not require TIM to provide administrative services to the Funds. If the shareholders of a Fund approve the New TIM Advisory Agreement, the administrative and accounting services for all the Funds would be provided by TIM under a separate administrative and accounting services agreement that has been approved by the Company's Board of Directors. The aggregate fees to be paid by the Growth and Bond Funds for advisory, administrative and accounting services will be the same as the aggregate fees currently paid by those Funds for such services.

         If approved by shareholders of each of the Growth and Bond Funds, the New TIM Advisory Agreement would become effective for such Fund upon such approval.

                                  *  *  *  *  *

         Please read this proxy statement carefully before voting on the Proposals. If you have questions about this Proxy Statement or if you would like additional information regarding the Proposals, please contact the Company at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, or by calling 1-800-999-0887.

                               VOTING INFORMATION


SHAREHOLDERS ELIGIBLE TO VOTE

         The Board has determined that shareholders of the Funds as of the close of business on November 14, 2003 (the "Record Date") are entitled to notice of the Special Meeting and are eligible to vote at the Special Meeting (or any adjournment thereof) on those Proposals applicable to the Fund or Funds for which they hold shares. Voting eligibility requirements for each of the Proposals is set forth below.


Proposal 1        Only shareholders of the  Select Fund are eligible to vote.

Proposal 2        Only shareholders of the  Blue Chip Fund are eligible to vote.

Proposal 3        Only shareholders of the  Balanced Fund are eligible to vote.

Proposal 4        Only shareholders of the  Growth Fund are eligible to vote.

Proposal 5        Only shareholders of the  Bond Fund are eligible to vote.


NUMBER OF VOTES

         The number of shares of each Fund outstanding as of the Record Date is set forth below. Shareholders holding shares of a Fund eligible to vote on a Proposal will be entitled to one vote per share (and one fractional vote for each fractional share) of that Fund.

FUND NAME                                           NUMBER OF OUTSTANDING SHARES
---------                                           ----------------------------

Growth Fund

Select Fund

Blue Chip Fund

Balanced Fund

Bond Fund


QUORUM

         In order for a vote on any Proposal to be taken at the Special Meeting, there must exist a quorum of shareholders eligible to vote on that Proposal. The presence at the Special Meeting, in person or by proxy, of shareholders of each Fund representing a majority of the shares of that Fund outstanding and entitled to vote on a Proposal applicable to that Fund constitutes a quorum for such Proposal. Although abstentions and "broker non-votes" (as defined below) are not counted toward the approval of any of the Proposals, abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present. However, abstentions and "broker non-votes" have the effect of votes cast against the Proposals given their approval requirements. Broker non-votes are shares held by a broker or nominee for which a validly executed proxy is received but are not voted as to one or more of the Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

VOTES REQUIRED TO PASS PROPOSALS

         Shareholders of each Fund will vote as a separate class for purposes of approving the new investment advisory agreement applicable to that Fund. In order for the new investment advisory agreement to be approved with respect to a given Fund, the agreement must be approved by the lesser of: (i) shareholders owning 67% or more of the shares of that Fund present at the Special Meeting, if shareholders holding more than 50% of the outstanding shares of that Fund are present at the Special Meeting, in person or by proxy; or (ii) shareholders owning more than 50% of the outstanding shares of that Fund.


ADJOURNMENT

         In the event that sufficient votes in favor of any Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special meeting to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal. They will vote against any such adjournment those proxies required to be voted against any that Proposal.


EXECUTION OF PROXIES

         Any shareholder entitled to vote on a Proposal may vote at the Special Meeting in person or by a duly executed proxy. Shares represented by properly executed proxies received by Company will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of the proxies.

         If no instructions are specified in a properly executed, unrevoked proxy, such shares will be voted "FOR" the approval of the New TPA Advisory Agreement under Proposals 1, 2, and 3; and "FOR" the approval of the New TIM Advisory Agreement under Proposals 4 and 5. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the Special Meeting. The Board presently does not anticipate that any other matters will be considered at the Special Meeting.


REVOCATION OF PROXIES

         A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of Company, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the Special Meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth information, as of the Record Date, regarding the ownership of the shares of the Funds held by persons known to own, beneficially, or as noted, of record, five percent (5%) or more of the outstanding shares of any Fund, each director and executive officer of the Company, and the group consisting of all directors and executive officers of the Company. Unless specifically shown in the table below, a director or executive officer does not own any shares of the relevant Fund.

                                                                                            AGGREGATE PERCENTAGE OF ALL
      RECORD OR BENEFICIAL OWNER         NUMBER OF SHARES     PERCENTAGE OF FUND SHARES           COMPANY SHARES
      --------------------------         ----------------     -------------------------           --------------
GROWTH FUND:

Charles Schwab (record)
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services (record)
1 World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281-5500

Mary Ann Deibele,
Director
20029 Reichardt Road
Kiel, WI 53042

John W. Feldt
Director
1848 University Ave.
Madison, WI 53726

Donald A. Nichols
Director
1225 Observatory Dr.
Madison, WI 53706

Thomas G. Plumb
Director, President and Treasurer
1200 John Q. Hammons Drive
Madison, WI 53717

John W. Thompson
Director, Chairman and Secretary
1200 John Q. Hammons Drive
Madison, WI 53717

All officers and directors of the
Company as a group (5 persons)


SELECT FUND:

Stephen Richards
E*Trade Securities
10951 White Rock Road
Rancho Cordova, CA 95670-6029

Thompson Plumb Trust Co. (record)
1200 John Q. Hammons Drive
Madison, WI 53717

James & Charlotte Delaney
c/o Northern Trust
P.O.  Box 92956
Chicago, IL 60675-2956

Bethany Lutheran
c/o Wells Fargo Bank
P.O. Box 1533
Minneapolis, MN 55480-1533

Thomas G. Plumb
Director, President and Treasurer
1200 John Q. Hammons Drive
Madison, WI 53717

                                                                                            AGGREGATE PERCENTAGE OF ALL
      RECORD OR BENEFICIAL OWNER         NUMBER OF SHARES     PERCENTAGE OF FUND SHARES           COMPANY SHARES
      --------------------------         ----------------     -------------------------           --------------
John W. Thompson
Director, Chairman and Secretary
1200 John Q. Hammons Drive
Madison, WI 53717

All officers and directors of the
Company as a group (5 persons)


BLUE CHIP FUND:

Thompson Plumb Trust Co. (record)
1200 John Q. Hammons Drive
Madison, WI 53717

Charles Schwab (record)
101 Montgomery Street
San Francisco, CA 94104-4122

Thomas G. Plumb
Director, President and Treasurer
1200 John Q. Hammons Drive
Madison, WI 53717

John W. Thompson
Director, Chairman and Secretary
1200 John Q. Hammons Drive
Madison, WI 53717

All officers and directors of the
Company as a group (5 persons)


BALANCED FUND:

Charles Schwab (record)
101 Montgomery Street
San Francisco, CA 94104-4122

Thompson Plumb Trust Co.  (record)
1200 John Q. Hammons Drive
Madison, WI 53717

Mitra & Co.  (record)
c/o Marshall & Ilsley Trust
1000 North Water Street, Floor 14
Milwaukee, WI 53202-6648

John W. Feldt
Director
1848 University Ave.
Madison, WI 53726

Donald A. Nichols
Director
1225 Observatory Dr.
Madison, WI 53706

Thomas G. Plumb
Director, President and Treasurer
1200 John Q. Hammons Drive
Madison, WI 53717

John W. Thompson
Director, Chairman and Secretary
1200 John Q. Hammons Drive
Madison, WI 53717

All officers and directors of the
Company as a group(5 persons)

                                                                                            AGGREGATE PERCENTAGE OF ALL
      RECORD OR BENEFICIAL OWNER         NUMBER OF SHARES     PERCENTAGE OF FUND SHARES           COMPANY SHARES
      --------------------------         ----------------     -------------------------           --------------
BOND FUND:

Thompson Plumb Trust Co. (record)
1200 John Q. Hammons Drive
Madison, WI 53717

CAPINCO (record)
c/o U.S.  Bank, National Association
P.O.  Box 1787
Milwaukee, WI 53201-1787

Charles Schwab (record)
101 Montgomery Street
San Francisco, CA 94104-4122

Fifth Third Bank (record)
P.O.  Box 630074
Cincinnati, OH 45263-0074

Owen Ayres Profit Sharing Plan
c/o U.S.  Bank, National Association
P.O.  Box 1787
Milwaukee, WI 53201-1787

UW Platteville Foundation
c/o U.S.  Bank, National Association
P.O.  Box 1787
Milwaukee, WI 53201-1787

Strand Associates Profit Sharing
c/o Fifth Third Bank
P.O.  Box 630074
Cincinnati, OH 45263-0074

Southwest Health Center
c/o Thompson Plumb Trust Company
1200 John Q. Hammons Drive
Madison, WI 53717

All officers and directors of the
Company as a group (5 persons)

------------------------------------

*    Denotes less than 1%.


CHANGES IN CONTROL

         There are no arrangements known to the Company or to the directors of the Company, including any pledge by any person of securities of Company, the operation of which may at a subsequent date result in a change of control of Company. Since the beginning of Company's last fiscal year there has been no change in control of Company.

                           BACKGROUND TO THE PROPOSALS


SEPARATION OF TPA AND TERMINATION OF CURRENT ADVISORY AGREEMENT

         In October 2003, John W. Thompson and Thomas G. Plumb informed the Company's Board of Directors that they had agreed in principle on the separation of TPA into two firms. Messrs. Thompson and Plumb, each of whom founded and owns 50% of the outstanding stock of TPA, made their mutual decision to separate primarily for succession planning purposes and to accommodate the individual needs and desires of those responsible for managing the Funds and separate advisory accounts.

         The TPA Separation is structured as a split off under Section 355 of the Internal Revenue Code. TPA will form a new subsidiary and transfer to that subsidiary the assets to be acquired by John W. Thompson. The stock in that subsidiary will then be transferred to Mr. Thompson in exchange for Mr. Thompson's surrender of his TPA stock (which comprises 50% of the outstanding stock of TPA) and payment to TPA of $8.5 million over three years. The TPA Separation is scheduled to be completed by the end of December 2003.

         As a result of the TPA Separation, Mr. Plumb will own all of the outstanding shares of TPA and continue as its President. Clint Oppermann, David Duchow and Tim O'Brien will remain as portfolio managers with TPA. Subject to shareholder approval of the New TPA Advisory Agreement, TPA will continue to serve as investment adviser to the Select, Blue Chip and Balanced Funds. Mr. Oppermann will continue to serve as portfolio manager of the Select Fund; Messrs. Duchow and O'Brien will continue to serve as portfolio managers of the Blue Chip Fund; and Mr. Plumb will continue to serve as primary portfolio manager of the Balanced Fund, with Messrs. Duchow and O'Brien serving as associate portfolio managers.

         Mr. Thompson has formed and will own all of the outstanding shares of a new investment advisory firm, TIM, which will be registered with the Securities and Exchange Commission. He will be its President and his son, John C. Thompson, will be an officer. Subject to shareholder approval of the New TIM Advisory Agreement, TIM will serve as investment adviser to the Growth and Bond Funds. John W. Thompson and John C. Thompson will continue to serve as co-portfolio managers of the Growth Fund, and John W. Thompson will continue to serve as portfolio manager of the Bond Fund.

         As a result of the TPA Separation and assuming shareholder approval of the new investment advisory agreements, TPA will have approximately $1.0 billion of assets under management, and TIM will have $1.5 billion.

         The TPA Separation will cause an "assignment" of the Current Agreement under the Investment Company Act of 1940 ("1940 Act") and, as such, will cause the Current Agreement to terminate automatically. The Current Agreement provides for its automatic termination in the event of its assignment. Under the 1940 Act, a change in control is deemed to be an assignment of an advisory agreement. Because the TPA Separation amounts to a change in control of TPA and will thus be an assignment of the Current Agreement, the Current Agreement will terminate automatically upon the TPA Separation. Therefore, new investment advisory agreements are required for the Funds, and under the 1940 Act, they must be approved by the Board and shareholders of the Funds before they can go into effect.

         The Current Agreement was duly approved by the shareholders of the Balanced Fund on March 9, 1988, of the Bond and Growth Funds on December 22, 1992, of the Select Fund on November 30, 2001, and of the Blue Chip Fund on July 17, 2002.

BOARD APPROVAL OF INTERIM ADVISORY AGREEMENTS

         Because the TPA Separation and termination of the Current Agreement will occur before shareholders can approve new investment advisory agreements at the Special Meeting, the Board has approved interim advisory agreements for the Funds so that the advisory services currently provided to the Funds would not be interrupted. Rule 15a-4 under the 1940 Act permits each Fund to be advised following termination of an investment advisory agreement pursuant to an interim agreement that has been approved by the Board, but not the Fund's shareholders, for a period of 150 days, or, if earlier, until such time the shareholders of the Fund can approve a new investment advisory agreement. The Board approved both the Interim TPA Advisory Agreement, under which TPA will provide advisory and administrative services to the Select, Blue Chip and Balanced Funds, and the Interim TIM Advisory Agreement, under which TIM will provide advisory and administrative services to the Growth and Bond Funds, at a meeting of the Board on October 24, 2003.

         Both the Interim TPA Advisory Agreement and the Interim TIM Advisory Agreement are nearly identical to the Current Agreement, except that TIM rather than TPA will provide services to the Growth and Bond Funds under the Interim TIM Advisory Agreement, and both the Interim TPA Advisory Agreement and Interim TIM Advisory Agreement will become effective on the date of the TPA Separation (currently expected to be December 31, 2003) and will terminate with respect to a Fund upon shareholder approval of a new investment advisory agreement for that Fund, on May 29, 2004, whichever is sooner to occur. Thus, assuming shareholder approval of the New TPA Advisory Agreement and the New TIM Advisory Agreement at the Special Meeting, the interim agreements will only be in effect for 17 days. The services provided by TPA and TIM, respectively, under the interim advisory agreements will be identical to the services provided by TPA under the Current Agreement, and the portfolio manager(s) of each of the Funds will remain the same after the interim agreements become effective.

         In addition, the fees paid by the Select, Blue Chip and Balanced Funds under the Interim TPA Advisory Agreement, and by the Growth and Bond Funds under the Interim TIM Advisory Agreement, are the same as those paid by each Fund under the Current Agreement. However, in accordance with Rule 15a-4, the fees paid by the Select, Blue Chip and Balanced Funds to TPA under the Interim TPA Advisory Agreement, and the fees paid by the Growth and Bond Funds to TIM under the Interim TIM Advisory Agreement, will be placed in escrow. If the shareholders of a Fund approve a new investment advisory agreement for their Fund, TPA or TIM, as the case may be, will be entitled to receive the escrowed fees paid by that Fund under the applicable interim advisory agreement. If the shareholders of a Fund do not approve a new investment advisory agreement for their Fund, TPA or TIM, as the case may be, will be entitled to receive the lesser of: (1) the escrowed fees paid by that Fund under the applicable interim advisory agreement; or (2) the amount of expenses actually incurred by TPA or TIM while performing services for that Fund under the interim advisory agreement.


BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

         The Board considered and unanimously approved the New TPA Advisory Agreement for the Select, Blue Chip and Balanced Funds, attached hereto as Exhibit A, and the New TIM Advisory Agreement for the Growth and Bond Funds, attached hereto as Exhibit B, on October 24, 2003, and unanimously recommends that the shareholders of each of the Funds approve them as well.

         In approving the new investment advisory agreements, the Board noted that Mr. Plumb will control TPA, and Mr. Thompson will control TIM, and that no changes will be made to the portfolio managers of the Funds or to the Funds' investment objectives or strategies. In addition, the fees to be paid by each Fund under the new advisory agreements are the same as the fees paid by the Funds under the Current Agreement. The only meaningful differences between the new advisory agreements and the Current Agreement are the ownership and identity of the investment adviser and the elimination in the new investment advisory agreements of the provision of administrative services to the Funds. Administrative services to all the Funds, presently provided by TPA under the Current Agreement and to be provided by TPA to the Select, Blue Chip and Balanced Funds under the Interim TPA Advisory Agreement and by TIM to the Growth and Bond Funds under the Interim TIM Advisory Agreement, will, following the TPA Separation, be provided by TIM under a new administrative and accounting services agreement. The new administrative and accounting services agreement essentially combines the administrative services provided under the Current Agreement with the accounting services provided under a current accounting services agreement without an increase in the fees paid by each Fund under the current accounting services agreement. Therefore, the aggregate fees to be paid by each Fund for advisory, administrative, and accounting services under the new advisory agreements and the new administrative and accounting services agreement will be the same as those currently paid by that Fund for those services.

         The Board of Directors also considered other factors in approving the new investment advisory agreements including: the nature and quality of the services provided by TPA and TIM; the experience, background and capabilities of the investment advisory personnel of TPA and TIM; the performance of the Funds and a comparison of their performance against benchmarks and other comparable mutual funds; the financial condition and adequacy of the resources of TPA and TIM; the proposed fees to be paid to TPA and TIM under the new agreements; and the extent of the profits and other benefits to be derived by TPA and TIM under the new agreements.


                                    PROPOSALS

PROPOSAL 1 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE SELECT FUND PROPOSAL 2 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE BLUE CHIP FUND PROPOSAL 3 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE BALANCED FUND

         The Board recommends that the shareholders of each of the Select, Blue Chip and Balanced Funds approve the New TPA Advisory Agreement for those Funds. A copy of the New TPA Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New TPA Advisory Agreement is only a summary, and the description set forth in this Proxy Statement of the New TPA Advisory Agreement is qualified in its entirety by reference to Exhibit A.


COMPARISON OF THE NEW TPA ADVISORY AGREEMENT WITH THE CURRENT AGREEMENT

         TPA has provided investment advisory services to all of the Funds pursuant to the Current Agreement since the Funds' inception. The New TPA Advisory Agreement is substantially similar to that of the Current Agreement. A description of the New TPA Advisory Agreement and the key differences between the New TPA Advisory Agreement and the Current Agreement is set forth below.

         Like the Current Agreement, the New TPA Advisory Agreement provides that TPA is appointed to act as investment adviser to the Select, Blue Chip and Balanced Funds. Unlike the Current Agreement, however, TPA will not act as investment adviser to the Growth and Bond Funds. As is the case with the Current Agreement, the New TPA Advisory Agreement requires TPA, subject to the general supervision of the Board, to manage the investment operations of each of the Select, Blue Chip and Balanced Funds and the composition of such Fund's assets, including the purchase, retention, and disposition thereof. Both the New TPA Advisory Agreement and the Current Agreement require TPA, in the performance of its advisory services, to act in conformity with the Company's Articles of Incorporation and Bylaws, the prospectus and statement of additional information of each of the Select, Blue Chip and Balanced Funds, as the case may be, and applicable laws.

         Both the New TPA Advisory Agreement and the Current Agreement permit TPA to place orders for transactions in portfolio securities for the Funds with broker-dealers that provide research services to TPA pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended (that is, "soft dollars"), and to aggregate orders for the Funds with those for other clients of TPA in order to obtain a more favorable price and reduce expenses, so long as the allocation of the securities so purchased or sold, as well as the transaction expenses are made in an equitable manner and consistent with TPA's fiduciary duties to the Funds and its other clients.

         Under both the New TPA Advisory Agreement and the Current Agreement, the liability of TPA and its officers and directors is limited. Subject to
Section 36 of the 1940 Act, TPA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for liability to a Fund or its shareholders to which TPA would otherwise be subject by reason of willful malfeasance, bad faith, or gross negligence, or the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

         The fees to be paid by the Funds to TPA under the New TPA Advisory Agreement will be the same as the fees paid under the Current Agreement. Those fees are at the following annual rates:

         o for each of the Select and Blue Chip Funds, 1.00% of the first $50 million of average daily net assets of such Fund, and 0.90 of 1% of average daily net assets in excess of $50 million; and

         o for the Balanced Fund, 0.85 of 1% of the first $50 million of average daily net assets of the Fund, and 0.80 of 1% of average daily net assets in excess of $50 million.

         During the fiscal year ended November 30, 2002, the Select, the Blue Chip and the Balanced Funds paid management fees to TPA of $146,116, $14,607, and $927,110, respectively.

         TPA has agreed to waive fees and/or reimburse expenses through March 31, 2005 so that the operating expenses (as a percentage of daily net assets) of the Select and Blue Chip Funds do not exceed 1.30% and 1.20%, respectively, per year.

         The portfolio managers of the Select, Blue Chip and Balanced Funds will remain the same following the approval of the New TPA Advisory Agreement as under the Current Agreement. Clint A. Oppermann will continue as the portfolio manager of the Select Fund, David B. Duchow and Timothy R. O'Brien will continue as the co-portfolio managers for the Blue Chip Fund, and Thomas G. Plumb will continue as the primary portfolio manager of the Balanced Fund, with Messrs. Duchow and O'Brien serving as associate portfolio managers.

         The principal difference between the New TPA Advisory Agreement and the Current Agreement relates to the provision of administrative services to the Funds. The Current Agreement requires TPA to supply certain administrative services to the Funds. The administrative services provisions that were part of the Current Agreement are not included in the New TPA Advisory Agreement. TPA will only provide investment advisory services under the New TPA Advisory Agreement. The administrative (as well as accounting services) for all of the Funds will be provided by TIM under a new, separate administrative and accounting services agreement that has been approved by the Board and does not require shareholder approval.

         The administrative and accounting services to be provided by TIM under the new administrative and accounting services agreement are the same as those currently provided by TPA under the Current Agreement and the current accounting services agreement. Under the new administrative and accounting services agreement, each Fund will pay TIM an annual fee calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets, 0.10% of the next $70 million, and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund. Those fees are the same as those paid by each Fund under the current accounting services agreement with TPA.


RECOMMENDATION OF THE BOARD

         The Board believes that the terms of the New TPA Advisory Agreement are fair to, and in the best interests of, the Select, Blue Chip and Balanced Funds and their respective shareholders. Based upon representations of TPA, the Board believes that, despite the change in control of TPA, there will be no diminution in the scope and quality of advisory services provided to those Funds.

         In reaching its decision to recommend that each of the shareholders of the Select, Blue Chip and Balanced Funds approve the New TPA Advisory Agreement, the Board considered several factors. The Board considered that Thomas G. Plumb will control TPA and that there will be no change to the portfolio manager(s) who will handle the day-to-day management responsibilities for each Fund's portfolio or to the persons who implement the Funds' overall investment strategy, portfolio allocation, and risk parameters. The Board also evaluated the following factors concerning TPA: (1) the quality of services provided to the Funds since TPA first became investment adviser to the Funds; (2) the historical performance of the Funds; and (3) the favorable history, reputation and background of TPA, as well as the availability of other resources and strength of its financial condition.

         The Board considered the amount of fees to be paid to TPA under the New TPA Advisory Agreement. The Board compared the compensation to be paid TPA under the New TPA Advisory Agreement in relation to other comparable mutual funds. The Board specifically noted that although the fees payable by the Select, Blue Chip and Balanced Funds under the New TPA Advisory Agreement (as under the Current Agreement) are somewhat above the median of other funds in their respective peer groups, the performance of those Funds has exceeded that of their respective benchmarks for all relevant periods ended September 30, 2003. The total return of each of the Select, Blue Chip and Balanced Funds has also been in the top 10% of their peers for the one-year period ended September 30, 2003. Moreover, TPA has committed to waive fees and/or reimburse expenses through March 31, 2005, so that the annual operating expenses (as a percentage of average daily net assets) for the Select and Blue Chip Funds does not exceed 1.30% and 1.20%, respectively, which are at levels competitive with those of their peers. On these bases, the Board believes that the fees paid by each of the Select, Blue Chip and Balanced Funds to TPA under the New TPA Advisory Agreement are reasonable and recommends that the shareholders of each of those Funds approve the New TPA Advisory Agreement.

INFORMATION REGARDING THOMPSON, PLUMB & ASSOCIATES, INC.

         OWNERSHIP AND MANAGEMENT OF TPA. Currently, John W. Thompson and Thomas
G. Plumb each own 50% of the outstanding shares of capital stock of TPA. After the TPA Separation, Mr. Plumb will own 100% of the outstanding shares of capital stock of TPA.

         The table below lists the name and principal occupation of each person who will be a principal executive officer or director of TPA after the completion of the TPA Separation (currently scheduled for December 31, 2003). The address of each such person is 1200 John Q. Hammons Drive Madison, Wisconsin 53717.

Name and Address       Position with TPA     Principal Occupation
----------------       -----------------     --------------------
Thomas G. Plumb        Director and          Officer of TPA since co-founding it in June
                       President             1984; President of Thompson Plumb Funds,
                                             Inc. (since 1987); Chief Operating Officer
                                             and Treasurer of Thompson Plumb Trust
                                             Company since January 2001; a Chartered
                                             Financial Analyst.

David B. Duchow        Vice President        Portfolio Manager of TPA since December
                                             1996; formerly, Associate Portfolio Manager
                                             of TPA from January 1994 to December 1996;
                                             Investment Analyst of TPA since September
                                             1993; Trust Officer of Thompson Plumb Trust
                                             Company since 2001; Marketing Representative
                                             for the Prudential Co. from December 1991 to
                                             September 1992; a Chartered Financial
                                             Analyst.

Timothy R. O'Brien     Vice President        Portfolio Manager of TPA since October 1998;
                                             Investment Analyst of TPA since October 1997;
                                             Lieutenant Colonel in the Wisconsin Air
                                             National Guard; Adjunct Professor at Upper
                                             Iowa University since 1995; a Chartered
                                             Financial Analyst.

Clint A. Oppermann     Vice President        Director of Research of TPA since November
                                             2001; Portfolio Manager of TPA since August
                                             1999; Portfolio Manager of Firstar
                                             Investment Research & Management Company,
                                             L.L.C. from 1997 to August 1999; Site
                                             Selection Consultant for Semradek & Co. from
                                             1995 to 1997; a Chartered Financial Analyst

         INTERESTED PARTIES. Currently, Thomas G. Plumb and John W. Thompson are officers, directors and shareholders of TPA, the current investment adviser to the Funds and proposed investment adviser to the Select, Blue Chip and Balanced Funds. Messrs. Plumb and Thompson are also officers and directors of the Company. Mr. Plumb is President and Treasurer of the Company, and Mr. Thompson is Chairman and Secretary. After the TPA Separation, Thomas G. Plumb will become the sole shareholder of TPA.

         INTERESTED TRANSACTIONS. In addition to the fees received under the Current Agreement, during the 2002 fiscal year, TPA received fees for providing accounting services to the Funds under an accounting services agreement. Those fees were as follows: $222,755 from the Growth Fund, $116,904 from the Balanced Fund, $47,603 from the Bond Fund, $29,753 from the Select Fund, and $10,111 from the Blue Chip Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE SELECT, BLUE CHIP
  AND BALANCED FUNDS VOTE "FOR" THE APPROVAL OF THE NEW TPA ADVISORY AGREEMENT

         If the shareholders of any of the Select, Blue Chip or Balanced Funds do not approve the New TPA Agreement and the Special Meeting, the Interim TPA Advisory Agreement with respect to that Fund will continue in effect until May 29, 2004. However, it is expected that the Company would again seek approval of the New TPA Advisory Agreement from the shareholders of that Fund prior to the termination of the Interim TPA Advisory Agreement.


NOTE TO BALANCED FUND SHAREHOLDERS

         The Balanced Fund shareholders will be receiving separate proxy materials relating to a proposed reorganization ("Reorganization") of the Balanced Fund. Under the Reorganization, the Balanced Fund will transfer all of its assets and liabilities to the Dreyfus Premier Balanced Opportunity Fund, a newly created fund to be managed by The Dreyfus Corporation. In the Reorganization, Balanced Fund shareholders will become shareholders of the Dreyfus Premier Balanced Opportunity Fund. TPA will serve as a sub-adviser to the Dreyfus Premier Balanced Opportunity Fund following the Reorganization, which is expected to occur on or about January 30, 2004.

         If the Balanced Fund shareholders approve the Reorganization, their approval of the New TPA Advisory Agreement will be unnecessary because that Agreement will not take effect with respect to the Balanced Fund. However, if the Balanced Fund shareholders do not approve the Reorganization, or if the Reorganization is not otherwise completed, they will need to approve the New TPA Advisory Agreement in order to enable TPA to continue serving as investment adviser to the Balanced Fund. Therefore, Balanced Fund shareholders are urged to complete, sign and return the separate proxy cards, voting "FOR" both the Reorganization and the New TPA Agreement.


PROPOSAL 4 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE GROWTH FUND PROPOSAL 5 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE BOND FUND

         The Board recommends that the shareholders of each of the Growth and Bond Funds approve the New TIM Advisory Agreement for such Funds. A copy of the New TIM Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the New TIM Advisory Agreement is only a summary, and the description set forth in this Proxy Statement of the New TIM Advisory Agreement is qualified in its entirety by reference to Exhibit B.


COMPARISON OF NEW TIM ADVISORY AGREEMENT TO CURRENT AGREEMENT

         TPA has provided investment advisory services to all of the Funds pursuant to the Current Agreement since the Funds' inception. Other than the fact that TIM rather than TPA will act as investment adviser to the Growth and Bond Funds, the New TIM Advisory Agreement is substantially similar to that of the Current

Agreement. A description of the New TIM Advisory Agreement and the key differences between the New TIM Advisory Agreement and Current Agreement is set forth below.

         The New TIM Advisory Agreement provides that TIM is appointed to act as investment adviser to the Growth and Bond Funds. However, TIM will not act as investment adviser to the Select, Blue Chip and Balanced Funds. The New TIM Advisory Agreement requires TIM, subject to the general supervision of the Board, to manage the investment operations of each of the Growth and Bond Funds and the composition of such Funds' assets, including the purchase, retention, and disposition thereof. The New TIM Advisory Agreement requires TIM, in the performance of its advisory services, to act in conformity with the Company's Articles of Incorporation and Bylaws, the prospectus and statement of additional information of each of the Growth and Bond Funds, as the case may be, and applicable laws.

         Both the New TIM Advisory Agreement and the Current Agreement permit TIM to place orders for transactions in portfolio securities for the Funds with broker-dealers that provide research services to TIM pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, (that is, "soft dollars"), and to aggregate orders for the Funds with those for other clients of TIM in order to obtain a more favorable price and expenses, so long as the allocation of the securities so purchased or sold, as well as the transaction expenses are made in an equitable manner and consistent with TIM's fiduciary duties to the Funds and its other clients.

         Under both the New TIM Advisory Agreement and the Current Agreement, the liability of TIM and its officers and directors is limited. Subject to
Section 36 of the 1940 Act, TIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for liability to a Fund or its shareholders to which TIM would otherwise be subject by reason of willful malfeasance, bad faith, or gross negligence, or the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

         The fees to be paid by the Funds to TIM under the New TIM Advisory Agreement will be the same as the fees paid under the Current Agreement. Those fees are at the following annual rates:

         o For Growth Fund, 1.00% of the first $50 million of average daily net assets of such Fund, and 0.90 of 1% of average daily net assets in excess of $50 million; and

         o For the Bond Fund, 0.65 of 1% of the first $50 million of average daily net assets of such Fund, and 0.60 of 1% of average daily net assets in excess of $50 million.

         During the fiscal year ended November 30, 2002, the Growth and the Bond Funds paid management fees to TPA of $4,182,644 and $212,445, respectively.

         TIM has agreed to waive and/or reimburse expenses through March 31, 2005 so that the operating expenses of the Bond Fund do not exceed 0.80% of average daily net assets per year.

         The portfolio managers of the Funds will remain the same under the New TIM Advisory Agreement as under the Current Agreement. John W. Thompson and John
C. Thompson will continue as co-portfolio managers of the Growth Fund, and John
W. Thompson will continue as the portfolio manager of the Bond Fund.

         The principal difference between the New TIM Advisory Agreement and the Current Agreement relates to the provision of administrative services to the Funds. The Current Agreement requires TPA to supply certain administrative services to the Funds. The administrative services provisions that were part of the Current Agreement are not included in the New TIM Advisory Agreement, and TIM will provide investment advisory services only under the New TIM Advisory Agreement. TIM, however, will provide the administrative (as well as accounting services) for all of the Funds under a new, separate administrative and accounting services agreement that has been approved by the Board and does not require shareholder approval.

         The administrative and accounting services to be provided by TIM under the new administrative and accounting services agreement are the same as those provided by TPA under the Current Agreement and the current accounting services agreement. Under the new administrative and accounting services agreement, each Fund will pay TIM an annual fee calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets, 0.10% of the next $70 million, and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund. Those fees are the same as those paid by each Fund under the current accounting services agreement with TPA.


RECOMMENDATION OF THE BOARD

         The Board believes that the terms of the New TIM Advisory Agreement are fair to, and in the best interests of, the Growth and Bond Funds and their respective shareholders. Based upon representations of TIM, the Board believes that, despite the fact that a new entity will be providing advisory services to the Funds, there will be no diminution in the scope and quality of advisory services.

         In reaching its decision to recommend that shareholders of each of the Growth and Bond Funds approve the New TIM Advisory Agreement, the Board considered several factors. The Board considered that John W. Thompson will own TIM and that there will be no change to the portfolio manager(s) who will handle the day-to-day management responsibilities for each Fund's portfolio or to the persons who implement the Funds' overall investment strategy, portfolio allocation, and risk parameters. The Board also evaluated the following factors concerning TIM: (1) the quality of services provided to the Funds by the principals of TIM, who formerly provided the services to the Funds when they were part of TPA; (2) the historical performance of the Funds; (3) the favorable history, reputation, qualifications and background of the principals of TIM, as well as the availability of other resources and strength of its financial condition.

         The Board considered the amount of fees to be paid to TIM under the New TIM Advisory Agreement. The Board compared the compensation to be paid TIM under the New TPA Advisory Agreement in relation to other comparable mutual funds. The Board specifically noted that the fees payable by the Growth Fund under the New TIM Advisory Agreement (as under the Current Agreement) are about ten basis points higher than the median of other funds in its peer group, but that the total annual operating expenses of the Growth Fund are slightly less than the median. In addition, the performance of the Growth Fund has consistently ranked in the top 10% of its peers for all relevant periods ended September 30, 2003, and has a five-star Morningstar rating. The Board also noted the fees payable by the Bond Fund are near the median of its peer group, that the total return for the Bond Fund for the one-year period ended September 30, 2003 ranked in the top 2% of its peers, and that TIM has committed to waive fees and/or reimburse expenses through March 31, 2005 so that the annual operating expenses (as a percentage of average daily net assets) for the Bond Fund does not exceed 0.80%, which is at a level competitive with that of its peers. On these bases, the Board believes that the fees paid by each of the Growth and Bond Funds to TIM under the New TIM Advisory Agreement are reasonable and recommends that the shareholders of each such Fund approve the New TIM Advisory Agreement.



INFORMATION REGARDING THOMPSON INVESTMENT MANAGEMENT, LLC

         OWNERSHIP AND MANAGEMENT OF TIM. John W. Thompson owns all of the outstanding equity interests in TIM. The table below lists the name and principal occupation of each principal executive officer and director of TIM. The address of each such person is 1200 John Q. Hammons Drive Madison, WI 53717.


Name and Address     Position with TIM     Principal Occupation
----------------     -----------------     --------------------

John W. Thompson     President             President of TPA (June 1984 -
                                           January 2004); Treasurer of TPA
                                           (October 1993 - January 2004); Chief
                                           Executive Officer and Secretary of
                                           Thompson Plumb Trust Company (January
                                           2001 - December 2003); a Chartered
                                           Financial Analyst.

Name and Address     Position with TIM     Principal Occupation
----------------     -----------------     --------------------

John C. Thompson     Vice President        Portfolio Manager of TPA (December
                                           1996 - December 2003); Associate
                                           Portfolio Manager for TPA (January
                                           1994-December 1996); Investment
                                           Analyst for TPA since March 1993; a
                                           Chartered Financial Analyst.

         INTERESTED PARTIES. John W. Thompson, is an officer and sole member of TIM, the proposed investment adviser to the Growth and Bond Funds under the New TIM Advisory Agreement. Mr. Thompson is also Chairman, Secretary and a director of the Company.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE ABOVE FUNDS VOTE
              "FOR" THE APPROVAL OF THE NEW TIM ADVISORY AGREEMENT

         If the shareholders of any of the Growth or Bond Funds do not approve the New TIM Agreement, the Interim TIM Advisory Agreement with respect to that Fund will continue in effect until May 29, 2004. However, it is expected that the Company would again seek approval of the New TIM Advisory Agreement from the shareholders of that Fund prior to the termination of the Interim TIM Advisory Agreement.


OTHER BUSINESS

         The Board is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.


                                OTHER INFORMATION


SHAREHOLDER MEETINGS

         The Company is organized as a Wisconsin corporation and is not required to hold annual meetings of shareholders. The Company's Bylaws provide that the Company is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement, ratification of the selection of independent public accountants, or approval of a distribution plan is not required to be acted upon by shareholders of the Company or of any of the Funds under the 1940 Act. Meetings of shareholders of the Funds will be held when and as determined necessary by the Board of Directors of the Company and in accordance with the 1940 Act.


SHAREHOLDER PROPOSALS

         Shareholders of any Fund wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of the Company at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717 within a reasonable amount of time prior to such meeting. The Board does not presently anticipate holding any other shareholder meetings for the Funds in 2004.


ADDRESS OF INVESTMENT ADVISER, ADMINISTRATOR, AND DISTRIBUTOR

         The principal offices of TPA, current adviser and administrator to the Funds and proposed adviser to the Select, Blue Chip and Balanced Funds, and TIM, proposed adviser to the Growth and Bond Funds, are located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717. The Funds' distributor is Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ANNUAL REPORT DELIVERY

         The Company will furnish, free of charge, a copy of the Funds' Annual Reports for the year ended November 30, 2002, and Semi-Annual Reports to any shareholder upon request. Please write the Company at: Thompson Plumb Funds, Inc., 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, or call us at 1-800-999-0887.


DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         To control mailing and printing costs, we will deliver a single proxy statement to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding." You may revoke your consent to householding at any time by calling at 1-800-999-0887 or by writing to us the Company c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                                                       EXHIBIT A
                                                                       ---------


                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this _____ day of January, 2004, between Thompson Plumb Funds, Inc., a Wisconsin Corporation (the "Corporation"), and Thompson, Plumb and Associates, Inc., a Wisconsin corporation (the "Adviser").

                               W I T N E S S E T H

         WHEREAS, the Corporation is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Corporation is authorized to issue shares of its Common Stock, $.001 par value per share, in one or more series;

         WHEREAS; the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Corporation desires to retain the Adviser to render investment advisory services to certain of its series and the Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Appointment of Adviser. The Corporation hereby appoints the Adviser to act as investment adviser with respect to each mutual fund series described on Exhibit A hereto (individually, a "Fund" and collectively, the "Funds") for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Additional Funds may be added to this Agreement by amendment to Exhibit A and without the necessity for reapproval of this Agreement by any Fund then already covered by this Agreement.

         2.       Duties of Adviser.

                  (a) Subject to the general supervision of the Board of Directors of the Corporation, the Adviser shall manage the investment operations of each Fund and the composition of each Fund's assets, including the purchase, retention and disposition thereof. In this regard, the Adviser, with respect to each Fund:

                           (i)      shall provide supervision of the Fund's
assets, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

                           (ii)     shall place orders pursuant to its
determinations either directly with the issuer or with any broker and/or dealer who deals in the securities in which the Fund is active; in placing orders, the Adviser shall be entitled to rely upon the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                           (iii)    may, on occasions when it deems the purchase
or sale of an asset to be in the best interests of the Fund as well as one or more other clients (including any other investment company or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain a more favorable net price or execution; in such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  (b) The Adviser, in the performance of its duties to each Fund hereunder, shall (i) act in conformity with the Articles and By-Laws of the Corporation; the Prospectus, Statement of Additional Information and Registration Statement in respect of the Fund; all codes, policies and procedures maintained by the Company and applicable to the Adviser, including without limitation codes of ethics or conduct and proxy voting policies; and the instructions and directions of the Board of Directors of the Corporation; and
(ii) comply with and conform to the requirements of the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act and all other applicable federal and state laws, regulations and rulings.

                  (c) The Adviser shall at all times maintain its registration as an investment adviser under the Advisers Act and comply in all material respects with the requirements of the Advisers Act.

                  (d) The Adviser shall provide, at its own expense, such office space, personnel, facilities, equipment and other materials, resources and assets as are necessary or appropriate for the provision of its services hereunder.

                  (e) The Adviser shall render to the Board of Directors of the Corporation such periodic and special reports and information as the Board may reasonably request.

                  (f) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

                  (g) Subject to Section 36 of the 1940 Act, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         3.       Expenses.

                  (a) During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 2 hereof, other than the cost (including taxes and brokerage commissions, if any) of assets purchased or sold for the Fund.

                  (b) In addition to the foregoing, the Adviser may from time to time at its option (but shall be under no obligation to) voluntarily assume or undertake to reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such voluntary assumption or undertaking may be discontinued or modified at any time by the Adviser.

         4. Compensation. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, each Fund will pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by it hereunder, an annual management fee as shown on Exhibit A attached hereto. The foregoing fee will be computed based on the value of net assets on each day and will be paid to the Adviser monthly in arrears.

         5. Books and Records. The Adviser shall maintain all of the Fund's records that relate to the provision of investment advisory services and transactions in portfolio securities for the Fund. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to Rule 31a-1 of the Commission under the 1940 Act.

         6. Duration and Termination. This Agreement will become effective with respect to a Fund upon approval of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act). Unless terminated as hereinafter provided, this Agreement shall continue in effect for two years from effectiveness of this Agreement as to such Fund, and thereafter shall continue automatically for successive periods of one year each so long as each such latter continuance is approved at least annually by (i) the vote of a majority of the Board of Directors of the Corporation who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by a vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding shares of such Fund (as defined with respect to voting securities in the 1940 Act). This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding shares of such Fund (as so defined) on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         7. Name of the Fund. The Adviser agrees that the words "Thompson Plumb," "Thompson" or "Plumb" may be used in the name of the Corporation and any mutual fund series and that such name, any related logos and any service marks containing the words "Thompson Plumb," "Thompson" or "Plumb" may be used in connection with their business in perpetuity and that such use shall be royalty free, whether or not this Agreement or any other advisory agreement is in effect for the Funds. The Corporation acknowledges that it has no rights to the name "Thompson Plumb," "Thompson" or "Plumb" or such logos or service marks other than those granted in this paragraph and that the Adviser reserves to itself the right to grant the nonexclusive right to use the words "Thompson Plumb," "Thompson" or "Plumb" or such logos or service marks to any other person, including, but not limited to, another investment company.

         8. Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Corporation from time to time, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

         9. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of a Fund must be approved (a) by vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, which vote shall be cast in person at a meeting called for the purpose of voting on such amendment, and (b) if such amendment materially changes the advisory relationship or this Agreement or otherwise requires shareholder approval under the 1940 Act, by vote of a majority of the outstanding shares of such Fund (as defined with respect to voting securities in the 1940 Act).

         10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Wisconsin and shall be binding up and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 6 hereof. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. This Agreement supersedes any prior agreement between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                            THOMPSON PLUMB FUNDS, INC.



                                            By:
                                                John W. Thompson, Chairman

                                            THOMPSON, PLUMB AND ASSOCIATES, INC.



                                            By:
                                                Thomas G. Plumb, President

                   EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT
                       BETWEEN THOMPSON PLUMB FUNDS, INC.
                                       AND
                      THOMPSON, PLUMB AND ASSOCIATES, INC.


1.       Select Fund.

         The management fee for this Fund, calculated in accordance with Paragraph 4 of the Investment Advisory Agreement, shall be at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.90% of average daily net assets in excess of $50 million.

2.       Blue Chip Fund.

         The management fee for this Fund, calculated in accordance with Paragraph 4 of the Investment Advisory Agreement, shall be at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.90% of average daily net assets in excess of $50 million.

3.       Balanced Fund.

         The management fee of this Fund, calculated in accordance with Paragraph 4 of the Investment Advisory Agreement, shall be at the annual rate of 0.85% of the first $50 million of average daily net assets of the Fund, and 0.80% of average daily net assets in excess of $50 million.

                                                                       EXHIBIT B


                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this _____ day of January, 2004, between Thompson Plumb Funds, Inc., a Wisconsin corporation (the "Corporation"), and Thompson Investment Management, LLC, a Delaware limited liability company (the "Adviser").

                               W I T N E S S E T H

         WHEREAS, the Corporation is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Corporation is authorized to issue shares of its Common Stock, $.001 par value per share, in one or more series;

         WHEREAS; the Adviser is, or will be prior to the effective date of this Agreement, registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Corporation desires to retain the Adviser to render investment advisory services to certain of its series and the Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Appointment of Adviser. The Corporation hereby appoints the Adviser to act as investment adviser with respect to each mutual fund series described on Exhibit A hereto (individually, a "Fund" and collectively, the "Funds") for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Additional Funds may be added to this Agreement by amendment to Exhibit A and without the necessity for reapproval of this Agreement by any Fund then already covered by this Agreement.

         2.       Duties of Adviser.

                  (a) Subject to the general supervision of the Board of Directors of the Corporation, the Adviser shall manage the investment operations of each Fund and the composition of each Fund's assets, including the purchase, retention and disposition thereof. In this regard, the Adviser, with respect to each Fund:

                           (i)      shall provide supervision of the Fund's
assets, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

                           (ii)     shall place orders pursuant to its
determinations either directly with the issuer or with any broker and/or dealer who deals in the securities in which the Fund is active; in placing orders, the Adviser shall be entitled to rely upon the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                           (iii)    may, on occasions when it deems the purchase
or sale of an asset to be in the best interests of the Fund as well as one or more other clients (including any other investment company or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain a more favorable net price or execution; in such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  (b) The Adviser, in the performance of its duties to each Fund hereunder, shall (i) act in conformity with the Articles and By-Laws of the Corporation; the Prospectus, Statement of Additional Information and Registration Statement in respect of the Fund; all codes, policies and procedures maintained by the Company and applicable to the Adviser, including without limitation codes of ethics or conduct and proxy voting policies; and the instructions and directions of the Board of Directors of the Corporation; and
(ii) comply with and conform to the requirements of the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act and all other applicable federal and state laws, regulations and rulings.

                  (c) The Adviser shall at all times maintain its registration as an investment adviser under the Advisers Act and comply in all material respects with the requirements of the Advisers Act.

                  (d) The Adviser shall provide, at its own expense, such office space, personnel, facilities, equipment and other materials, resources and assets as are necessary or appropriate for the provision of its services hereunder.

                  (e) The Adviser shall render to the Board of Directors of the Corporation such periodic and special reports and information as the Board may reasonably request.

                  (f) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

                  (g) Subject to Section 36 of the 1940 Act, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         3.       Expenses.

                  (a) During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 2 hereof, other than the cost (including taxes and brokerage commissions, if any) of assets purchased or sold for the Fund.

                  (b) In addition to the foregoing, the Adviser may from time to time at its option (but shall be under no obligation to) voluntarily assume or undertake to reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such voluntary assumption or undertaking may be discontinued or modified at any time by the Adviser.

         4. Compensation. For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, each Fund will pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by it hereunder, an annual management fee as shown on Exhibit A attached hereto. The foregoing fee will be computed based on the value of net assets on each day and will be paid to the Adviser monthly in arrears.

         5. Books and Records. The Adviser shall maintain all of the Fund's records that relate to the provision of investment advisory services and transactions in portfolio securities for the Fund. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to Rule 31a-1 of the Commission under the 1940 Act.

         6. Duration and Termination. This Agreement will become effective with respect to a Fund upon approval of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act). Unless terminated as hereinafter provided, this Agreement shall continue in effect for two years from effectiveness of this Agreement as to such Fund, and thereafter shall continue automatically for successive periods of one year each so long as each such latter continuance is approved at least annually by (i) the vote of a majority of the Board of Directors of the Corporation who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by a vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding shares of such Fund (as defined with respect to voting securities in the 1940 Act). This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding shares of such Fund (as so defined) on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         7. Name of the Fund. The Adviser agrees that the words "Thompson Plumb," "Thompson" or "Plumb" may be used in the name of the Corporation and any mutual fund series and that such name, any related logos and any service marks containing the words "Thompson Plumb," "Thompson" or "Plumb" may be used in connection with their business in perpetuity and that such use shall be royalty free, whether or not this Agreement or any other advisory agreement with the Adviser is in effect for the Funds. The Corporation acknowledges that it has no rights to the name "Thompson Plumb," "Thompson" or "Plumb" or such logos or service marks other than those granted in this paragraph and that the Adviser reserves to itself the right to grant the nonexclusive right to use the words "Thompson Plumb," "Thompson" or "Plumb" or such logos or service marks to any other person, including, but not limited to, another investment company.

         8. Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Corporation from time to time, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

         9. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of a Fund must be approved (a) by vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, which vote shall be cast in person at a meeting called for the purpose of voting on such amendment, and (b) if such amendment materially changes the advisory relationship or this Agreement or otherwise requires shareholder approval under the 1940 Act, by vote of a majority of the outstanding shares of such Fund (as defined with respect to voting securities in the 1940 Act).

         10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Wisconsin and shall be binding up and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 6 hereof. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. This Agreement supersedes any prior agreement between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above written.

                                             THOMPSON PLUMB FUNDS, INC.



                                             By:
                                                 Thomas G. Plumb, President

                                             THOMPSON INVESTMENT MANAGEMENT, LLC



                                             By:
                                                 John W. Thompson, President

                   EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT
                       BETWEEN THOMPSON PLUMB FUNDS, INC.
                                       AND
                       THOMPSON INVESTMENT MANAGEMENT, LLC


1.       Growth Fund.

         The management fee of this Fund, calculated in accordance with Paragraph 4 of the Investment Advisory Agreement, shall be at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.90% of average daily net assets in excess of $50 million.

2.       Bond Fund.

         The management fee for this Fund, calculated in accordance with Paragraph 4 of the Investment Advisory Agreement, shall be at the annual rate of 0.65% of the first $50 million of average daily net assets of the Fund, and 0.60% of average daily net assets in excess of $50 million.

                           THOMPSON PLUMB FUNDS, INC.

                                      PROXY

             FOR SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 16, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John W. Thompson and Thomas G. Plumb, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special
Meeting of Shareholders of Thompson Plumb Funds, Inc., to be held on Friday, January 16, 2004 at 11:00 a.m., Central Standard Time,
at the offices of the Funds, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                                                                 --------------------------------------------------
                                                                                | CONTROL NUMBER:                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                 ---------------------------------------------------

                                                                                 DATED: ___________, 200__



                                                                                 (Please sign exactly as name appears at left)




                                                                                 (If stock is owned by more than one person, all
                                                                                 owners should sign. Persons signing as executors,
                                                                                 administrators, trustees or in similar capacities
                                                                                 should so indicate.)

WHEN PROPERLY SIGNED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED
                              BY THE SHAREHOLDER.
                    PLEASE MARK YOUR VOTES AS INDICATED BELOW

                                       |X|

     IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH PROPOSAL

------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1.        SELECT FUND--Approval of the New Investment                  FOR                AGAINST               WITHHELD
                   Advisory Agreement with Thompson, Plumb &
                   Associates, Inc.
                                                                                |_|                  |_|                   |_|
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2.        BLUE CHIP FUND--Approval of the New                          FOR                AGAINST               WITHHELD
                   Investment Advisory Agreement with Thompson,
                   Plumb & Associates, Inc.
                                                                                |_|                  |_|                   |_|
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 3.        BALANCED FUND--Approval of the New Investment                FOR                AGAINST               WITHHELD
                   Advisory Agreement with Thompson, Plumb &
                   Associates, Inc.
                                                                                |_|                  |_|                   |_|
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4.        GROWTH FUND--Approval of the New Investment Advisory         FOR                AGAINST               WITHHELD
                   Agreement with Thompson Investment Management, LLC
                                                                                |_|                  |_|                   |_|
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 5.        BOND FUND--Approval of the New Investment                    FOR                AGAINST               WITHHELD
                   Advisory Agreement with Thompson Investment
                   Management, LLC
                                                                                |_|                  |_|                   |_|
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 6.        In their discretion, the proxies are authorized to vote upon such other business as may come before the Special
                   Meeting.
------------------------------------------------------------------------------------------------------------------------------------